UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 07, 2024
__________________________________________
First Busey Corporation
(Exact name of Registrant as specified in its charter)
__________________________________________

Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave. Champaign, Illinois 61820
(Address of Principal Executive Offices)

(217) 365-4544
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure
First Busey Corporation (“Busey”) is scheduled to participate in the Stephens’ Chicago Bank Trip on Tuesday, May 7, 2024, and the Raymond James’ Chicago Bank Tour on Thursday, May 30, 2024. Presentation materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The presentation materials will also be available on Busey's website at ir.busey.com.
The information in Item 7.01 of this Current Report on Form 8‑K and Exhibit 99.1 attached hereto is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by First Busey for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Investor Highlights Presentation by First Busey Corporation, dated May 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	May 7, 2024	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer